EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 24, 2000 included in Luminant Worldwide Corporation's Form 10-K for the year ended December 31, 1999.



                                                      ARTHUR ANDERSEN LLP



Dallas, Texas
June 30, 2000